SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 15, 1997.

                                OMI Trust 1996-B
               (Exact name of registrant as specified in charter)


      Pennsylvania               33-99320             23-2855625
(State or other jurisdiction    (Commission          (IRS Employer
    of incorporation)           File Number)       Identification No.)

                      c/o PNC Bank, National Association
                      Corporate Trust Department
                      Attention:  Constantine Hromych
                      1700 Market Street
                      Philadelphia, Pennsylvania   19103
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (215) 585-8738

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         (Former name or former address, if changed since last report.)


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                                OMI Trust 1996-B

                                    Form 8-K


Item 1.      Changes in Control of Registrant.
             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.
             Not Applicable.

Item 3.      Bankruptcy or Receivership.
             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.
             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on October 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.
         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on October 15, 1997.

Item 8.  Change in Fiscal Year.
         Not Applicable.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By: Oakwood Acceptance Corporation,
                                                  as servicer


October 23, 1997

                                             /s/ DOUGLAS R. MUIR
                                             -----------------------------
                                             Douglas R. Muir
                                             Vice President



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                               INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                              Numbered Pages

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on October 15, 1997......................... 5-10